QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MEDTOX Scientific, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MEDTOX SCIENTIFIC, INC.
402 West County Road D
St. Paul, Minnesota 55112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders ("Annual Meeting") of MEDTOX SCIENTIFIC, INC., a Delaware corporation (the "Company"), will be held at the Courtyard Marriott, located at 225 Third Avenue South, Minneapolis, Minnesota on Thursday, May 22, 2003, at 3:30 p.m. (CDT) for the following purposes:

  1.
  To elect two directors to serve on the Board of Directors of the Company (the "Board of Directors") for three-year terms or until their successors are elected and qualified; and

  2.
  To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

        In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on April 4, 2003 as the record date for the determination of the holders of the shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

        Your attention is directed to the accompanying Proxy Statement.

        Stockholders are requested to date, sign and mail the enclosed Proxy as promptly as possible, whether or not they expect to attend the meeting in person.

By Order of the Board of Directors,

/s/ RICHARD J. BRAUN Chairman of the Board, President and Chief Executive Officer
St. Paul, Minnesota April 17, 2003

MEDTOX SCIENTIFIC INC.
402 West County Road D
St. Paul, Minnesota 55112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 22, 2003

PROXIES

        The enclosed proxy (the "Proxy") is solicited by and on behalf of the Board of Directors of MEDTOX SCIENTIFIC, INC., a Delaware corporation (the "Company"), for use at the Company's 2003 annual meeting of stockholders (the "Annual Meeting") and at any and all adjournments thereof. Any stockholder has the power to revoke his or her Proxy at any time before it is voted. A Proxy may be revoked (1) by delivery of written notice of revocation to the Secretary of the Company at its principal office, 402 West County Road D, St. Paul, Minnesota 55112, or (2) by the execution of a subsequent Proxy and presentment of such subsequent Proxy at the Annual Meeting, or (3) by attendance at the Annual Meeting and voting in person. This solicitation is being made by use of the mails and the cost thereof will be borne by the Company. Shares represented by valid Proxies will be voted in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast FOR the election of the directors named.

        The costs of solicitation of proxies will be borne by the Company. In addition to use of mails, proxies may be solicited personally, or by telephone by one or more of the regular personnel of the Company without additional compensation. The Company expects to pay an independent proxy solicitor approximately $15,000 as compensation for the solicitation of proxies. In addition, the Company may reimburse brokers and other custodians, nominees and fiduciaries for their expenses for sending proxy material to beneficial owners, in accordance with Securities and Exchange Commission regulations.

        The Company anticipates mailing proxy materials and the annual report for its fiscal year ended December 31, 2002 (the "Annual Report") to stockholders of record as of April 4, 2003 (the "Stockholders") on or about April 17, 2003.

OUTSTANDING VOTING STOCK

        Only holders of record of the Company's Common Stock, par value $.15 per share (the "Common Stock"), at the close of business on April 4, 2003 are entitled to vote on matters to be presented at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to all such matters. The number of shares of Common Stock outstanding and entitled to vote at the close of business on April 4, 2003 was 4,921,722.

VOTE AND QUORUM REQUIREMENTS

        The presence in person or by Proxy of Stockholders of a majority of the outstanding shares of Common Stock is required for there to exist the quorum needed to transact business at the Annual Meeting. If, initially, a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

        A plurality of the votes cast is required to elect the Directors. In the election of a Director, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee, for which an executed proxy is received by the Company, but is not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

        An independent party will receive and tabulate all proxies and ballots, and such independent party and certain other team members of the Company will act as voting inspectors at the Annual Meeting.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information available to the Company as of March 31, 2003 regarding the beneficial ownership of the common stock by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding common stock, (ii) each of the Directors, (iii) the Chief Executive Officer and the four other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 for the year ended December 31, 2002 (the "Named Executive Officers") and (iv) all executive officers and Directors of the Company as a group:

Name	Number of Shares Beneficially Owned		Percent of Common Stock Outstanding
Richard J. Braun Chairman of the Board of Directors, Chief Executive Officer, and President	305,837	(1)	5.97%
Samuel C. Powell, Ph.D., Director	187,059	(2)	3.78%
Miles E. Efron, Director	20,168	(3)	*
Brian P. Johnson, Director	33,040	(4)	*
Harry W. Alcorn, Jr., Director	5,015	(5)	*
Robert J. Marzec, Director	1,150	(6)	*
Robert A. Rudell, Director	5,113	(7)	*
Kevin J. Wiersma Chief Financial Officer, Vice President, and Chief Operating Officer of Medtox Laboratories, Inc.	79,798	(8)	1.60%
James A. Schoonover Vice President and Chief Marketing Officer	88,029	(9)	1.77%
B. Mitchell Owens Vice President and Chief Operating Officer of Medtox Diagnostics, Inc.	81,868	(10)	1.65%
Susan E. Puskas Vice President, Quality, Regulatory Affairs, and Human Resources	31,273	(11)	*
All Directors and Executive Officers as a Group (11 in number)	838,350	(12)	15.64%
Heartland Advisors**	457,000		9.29%
Perkins Capital Management**	501,010	(13)	9.59%

*
Less than one percent (1%)

**
As of December 31, 2002

(1)
Includes 198,376 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days. Also includes 94,421 shares of restricted stock that will vest as follows: 6,655 shares at 5/1/03; 9,075 shares at 11/1/03; 12,100 shares at 5/1/04; 8,250 shares at 1/1/05; 3,666 shares at 3/1/05, 15,128 shares at 1/2/06; 4,033 shares at 1/13/06; and 35,514 shares at 1/13/08.

(2)
Includes 16,546 shares of common stock issuable under stock options and 11,484 shares of common stock issuable under stock warrants that are or that will become exercisable within the next 60 days. Also includes 1,513 shares of restricted stock that will vest on 5/1/04.

(3)
Includes 15,630 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days. Also includes 1,513 shares of restricted stock that will vest on 5/1/04.

(4)
Includes 13,750 shares of common stock issuable under stock options which are or that will become exercisable within the next 60 days. Also includes 1,513 shares of restricted stock that will vest on 5/1/04.

(5)
Includes 5,015 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days.

(6)
Includes 1,150 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days.

(7)
Includes 2,113 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days.

(8)
Includes 52,604 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days. Also includes 26,952 shares of restricted stock that will vest as follows: 4,840 shares at 5/1/03; 4,538 shares at 11/1/03; 7,260 shares at 5/1/04; 2,750 shares at 1/1/05; and 7,564 shares at 1/2/06.

(9)
Includes 53,035 shares of common stock issuable under stock options that are or that will become exercisable within the next 60 days. Also includes 25,742 shares of restricted stock that will vest as follows: 3,630 shares at 5/1/03; 4,538 shares at 11/1/03; 7,260 shares at 5/1/04; 2,750 shares at 1/1/05; and 7,564 shares at 1/2/06.

(10)
Includes 54,744 shares of common stock issuable under options that are or that will become exercisable within the next 60 days. Also includes 25,742 shares of restricted stock that will vest as follows: 3,630 shares at 5/1/03; 4,538 shares at 11/1/03; 7,260 shares at 5/1/04; 2,750 shares at 1/1/05; and 7,564 shares at 1/2/06.

(11)
Includes 14,851 shares of common stock issuable under options that are or that will become exercisable within the next 60 days. Also includes 16,172 shares of restricted stock that will vest as follows: 1,815 shares at 5/1/03; 908 shares at 11/1/03; 4,235 shares at 5/1/04; 1,650 shares at 1/1/05; and 7,564 shares at 1/2/06.

(12)
Includes 427,814 shares of common stock issuable under stock options and 11,484 shares of common stock issuable under stock warrants that are or will become exercisable within the next 60 days and 193,568 shares of restricted stock.

(13)
Includes 303,097 shares of common stock issuable under common stock purchase warrants that are or will become exercisable within 60 days from December 31, 2002.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Certificate of Incorporation provides that the Board of Directors is divided into three classes and shall consist of not less than three, nor more than twelve individuals, with the exact number to be fixed from time to time by the majority vote of the Board of Directors. The Board of Directors has fixed the number of Directors at six individuals and has nominated the two individuals set forth below to serve as Directors of the Company for three-year terms or until their respective successors have been elected and qualified. All nominees are members of the current Board.

        Unless otherwise instructed, the enclosed Proxy will be voted FOR the election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by the Board of Directors in the unanticipated event that any nominee is unable or declines to serve.

        Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by Proxy.

Information About Nominees and Other Directors

Name of Nominee	Age	Director Since	Position with the Company
Nominees for three-year terms expiring in 2006:
Samuel C. Powell	50	1986	Director
Robert A. Rudell	54	2002	Director
Director not standing for reelection this year whose term expires in 2003:
Miles E. Efron	76	1997	Director
Directors not standing for election this year whose terms expire in 2004:
Brian P. Johnson	53	2000	Director
Robert J. Marzec	58	2002	Director
Directors not standing for election this year whose terms expire in 2005:
Richard J. Braun	58	1996	Chairman of the Board of Directors, Chief Executive Officer, and President
Harry W. Alcorn Jr.	47	2001	Director

        Richard J. Braun, MBA, JD, CPA, was named Chairman of the Board of Directors and President on October 26, 2000. Mr. Braun was named a Director and elected as Chief Executive Officer in July 1996. From 1994 until joining the Company, Mr. Braun acted as a private investor and provided management consulting services to the health care and technology industries. From 1992 until 1994, he served as Chief Operating Officer and as a Director of EBP, Inc., a NYSE company engaged in managed care. From 1989 through 1991, Mr. Braun served as Executive Vice President, Chief Operating Officer and Director of Reich and Tang L.P., a NYSE investment advisory and broker dealer firm.

        Samuel C. Powell, Ph.D., served as Chairman of the Board of Directors from November 1987 to June 1994 and has served as a Director of the Company since September 1986. Dr. Powell served as Chairman of the Board and Chief Executive Officer of Granite Technological Enterprises, from January 1984 until its acquisition by the Company in June 1986. Since 1987, he has been President of Powell Enterprises, Burlington, North Carolina, offering financial and management services to a group of businesses and real estate ventures. Dr. Powell has a seat on the Board Carolina Biological Supply Co., Inc., an unrelated private family venture. Dr. Powell served on the North Carolina Board of

Science and Technology from 1989 to 1995, and also served as a Board Member and Chairman of the N.C. State Alcoholism Research Authority.

        Miles E. Efron was named as a Director in January 1997. From 1988 to 1993, Mr. Efron served as Chief Executive Officer of North Star Universal, a holding company with interests in health care, food products and computer connectivity and networking. From 1993 to 2000, Mr. Efron served as Chairman of North Star Universal. Mr. Efron currently serves on the Board of Directors of several companies, none of which are related to the Company.

        Brian P. Johnson, MBA, was named as a Director in June 2000. Mr. Johnson is a Principal of ArrowHead Capital Management. Mr. Johnson holds a bachelor's degree from the University of South Dakota and a master's degree in business administration in marketing from the University of St. Thomas. He has also served on a number of civic boards in addition to business boards.

        Harry W. Alcorn, Jr., Pharm.D., was named as a Director in July 2001. Since 1998, Dr. Alcorn has served as Chief Operating Officer of DaVita Clinical Research, a Phase I-IV clinical trial site and site management organization. Previously, he was Executive Director of Clinical Programs for GalaGen, Inc., a biotech pharmaceutical company from 1996-1998 and Vice President, Marketing/Sales and Clinical Programs of In Home Health, Inc. from 1992 to 1996. Dr Alcorn graduated from Creighton University with his B.S. in Pharmacy and went on to receive his Doctor of Pharmacy degree from the University of Nebraska Medical Center.

        Robert J. Marzec, CPA, was named director on September 20, 2002. Mr. Marzec retired in July 2002, as a partner in PricewaterhouseCoopers. He was admitted to the firm's partnership in 1979 and was the managing partner of the firm's Minneapolis office from 1991 to 1998. He is an adjunct professor at the University of St. Thomas, Graduate School of Business. Mr. Marzec holds a bachelor's degree from Northwestern University and a Master's degree in Business Administration from DePaul University. He also serves on a number of civic boards and committees.

        Robert A. Rudell, MBA, was named director on April 18, 2002. In 1996, Mr. Rudell, now retired, joined Zurich Scudder Retirement Services as president, and in 1998 to 2002 held the positions of Chief Operating Officer and Chairman of the management committee of Zurich Scudder Investments, a New York City-based asset management firm that is part of Deutsche Asset Management. From 1990 to 1996, he served as president of American Express Institutional Services. Prior to 1990, Mr. Rudell served in a variety of research, marketing and senior management positions with American Express Financial Advisors (IDS). Mr. Rudell received his master's degree in business administration from the University of Minnesota.

The Board of Directors recommends that Stockholders vote FOR Proposal 1.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish the Company with copies of all reports they file under Section 16(a).

        To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2002.

Committees and Board Meetings

        Audit Committee: The Company has an Audit Committee, comprised of Robert J. Marzec, Robert A. Rudell and Brian P. Johnson. This committee reviews, in consultation with the independent accountants, the Company's financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of the Company's independent accountants and reviews other matters relating to the relationship of the Company with its accountants.

        Compensation Committee: The Company has a Compensation Committee that is comprised of Robert A. Rudell, Robert J. Marzec and Brian P. Johnson. The Compensation Committee is charged with determining the compensation to be paid to officers of the Company, including stock options, and determines other compensation issues if requested by the Board of Directors.

        Governance Committee: The Company has a Corporate Governance Committee that is comprised of Brian P. Johnson, Robert J. Marzec and Robert A. Rudell. The Governance Committee recommends the selection of candidates for and the tenure of the members of the Company's board and for recommending to the board and carrying out policies and processes designed to provide for the effective and efficient governance of the Company.

        Executive Committee: The Company has an Executive Committee that exercises all the powers and authority of the board in interim periods between meetings of the Board and reports all of its actions to the Board. The Executive Committee is comprised of Richard J. Braun, Brian P. Johnson, Robert J. Marzec and Robert A. Rudell.

        The directors and committee members communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all directors or committee members, in accordance with Minnesota law, rather than hold formal meetings. The Board of Directors held six meetings (including regularly scheduled, telephonic and special meetings) during the year ended December 31, 2002. Each director attended not less than 75% of the meetings of the Board of Directors and any committee on which he served.

Audit Committee Report

        The Audit Committee of the Board of Directors is comprised of the Company's three independent directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the applicable rules that governs audit committee composition, including the requirement that audit committee members all be "independent directors" The Audit Committee acts under a written charter adopted and approved by the Board of Directors. A copy of the most recently amended charter is attached to the Proxy Statement.

EXECUTIVE COMPENSATION

        The following table discloses the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 for the year ended December 31, 2002 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation
	Annual Compensation					Awards			Payouts
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation	Restricted Stock Awards ($)(1)(2)		Options/ SAR's (#)	LTIP Payouts(3)	All Other Compensation
Richard J. Braun Chairman of the Board of Directors, President, Chief Executive Officer	2002 2001 2000	$ $ $	265,000 250,000 250,000	$15,000 — —	— — —	$ $ $	498,391 78,701 133,781	11,000 22,916 18,334	— — —	$ $ $	15,060 15,060 15,060	(4) (4) (4)
Kevin J. Wiersma Vice President and Chief Operating Officer of Medtox Laboratories, Inc.	2002 2001 2000	$ $ $	150,000 140,000 131,346	$8,000 — —	— — —	$ $ $	28,250 47,220 76,734	6,600 14,666 12,222	— — —		— — —
James A. Schoonover Vice President and Chief Marketing Officer	2002 2001 2000	$ $ $	150,000 140,000 131,346	$8,000 — —	— — —	$ $ $	28,250 47,220 68,859	6,600 14,666 9,166	— — —		— — —
B. Mitchell Owens Vice President and Chief Operating Officer of Medtox Diagnostics, Inc.	2002 2001 2000	$ $ $	150,000 140,000 131,346	$8,000 — —	— — —	$ $ $	28,250 47,220 68,859	6,600 14,666 12,222	— — —		— — —
Susan E. Puskas Vice President and Director of Quality, Regulatory Affairs, and Human Resources	2002 2001 2000	$ $ $	123,577 81,587 73,831	$8,000 — —	— — —	$ $ $	16,950 27,545 20,864	4,400 8,556 2,138	— — —		— — —

(1)
The 2002, 2001 and 2000 restricted stock awards were made pursuant to the Restated Equity Compensation Plan adopted by the Board of Directors effective May 10, 2000. The value of each award shown is based upon the closing market price of the Company's common stock on the date of grant ($7.03 on January 13, 2003, $6.82 on January 2, 2003, $10.27 per share on January 1, 2002, $6.50 per share on May 1, 2001, $9.97 per share on November 1, 2000 and $6.51 per share on May 1, 2000). Awards granted under the Restated Equity Compensation Plan vest after a three-year period. For the year ending December 31, 2002, a total of 76,491 shares of restricted stock were granted to the executives named in the table in the respective numbers indicated: Richard J. Braun, 66,591 shares; Kevin J. Wiersma, 2,750 shares; James A. Schoonover, 2,750 shares; B. Mitchell Owens, 2,750 shares; and Susan E. Puskas, 1,650 shares. In 2001, a total of 38,115 shares of restricted stock were granted to the executives named in the table in the respective numbers indicated: Richard J. Braun, 12,100 shares; Kevin J. Wiersma, 7,260 shares; James A. Schoonover, 7,260 shares; B. Mitchell Owens, 7,260 shares; and Susan E. Puskas, 4,235 shares. In 2000, a total of 46,584 shares of restricted stock were granted to the executives named in the table in the respective numbers indicated: Richard J. Braun, 15,730 shares; Kevin J. Wiersma, 9,378 shares; James A. Schoonover, 8,168 shares; B. Mitchell Owens, 8,168 shares; and Susan E. Puskas, 2,720 shares.

(2)
As of December 31, 2002, the number and fair market value, based on the closing market price of the Company's common stock of $6.61 on December 31, 2002, of the aggregate restricted stock holdings granted to the Executive Officers listed in the table above were: Richard J. Braun, 39,746 shares and $262,721 (excludes 54,675 shares issued in January 2003, that were included in 2002 restricted stock awards in the summary compensation table above); Kevin J. Wiersma, 19,388 shares and $128,155; James A. Schoonover, 18,178 shares and $120,157; B. Mitchell Owens, 18,178 shares and $120,157; Susan E. Puskas, 8,608 shares and $56,899.

(3)
Not applicable. No compensation of this type received.

(4)
Includes premiums of $15,060 paid for by the Company for a life and disability insurance policy on Mr. Braun in 2002, 2001 and 2000.

Equity Compensation Plan Information

        The following table sets forth information about the Company's equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	569,923	(1)	6.76	218,467	(2)
Equity compensation plans not approved by security holders	122,224	(3)	7.16	0
Total	692,147		6.83	218,467

(1)
Includes 561,095 and 8,828 securities to be issued upon the exercise of options granted under the Company's Restated Equity Compensation Plan and the Amended and Restated Stock Option Plan for Non Employee Directors, respectively. The Restated Equity Compensation Plan includes a formula that sets the aggregate number of shares of Stock which are subject to an Award to be an amount equal to sixteen percent (16%) of the Company's Common Stock issued and outstanding. As of December 31, 2002, the total number of shares authorized under the Restated Equity Compensation Plan and the Amended and Restated Stock Option Plan for Non Employee Directors was 770,240 and 18,150 respectively.

  The Company's stock option plans provide incentives to eligible employees, officers, and directors in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted and unrestricted stock awards, performance shares, and other stock-based awards. The Compensation Committee of the Board of Directors determines the exercise price (not to be less than the fair market value of the underlying stock) of stock options at the date of grant. Options generally become exercisable in installments over a period of one to five years and expire ten years from the date of grant. Restricted stock awards are awarded with a fixed restriction period. The plans include an anti-dilution formula that automatically adjusts the number of shares to be issued for the effects of any stock dividends or stock splits.

(2)
Includes 209,145 and 9,322 securities issuable under the Company's Restated Equity Compensation Plan and the Amended and Restated Stock Option Plan for Non Employee Directors, respectively.

(3)
Consists of isolated grants of non qualified options from time to time, to employees or officers outside of the Company's equity compensation plans.

Stock Options Granted During Fiscal Year

        The following table sets forth information about the stock options granted to the Named Executive Officers of the Company during 2002.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	5% ($) (1)	10%($) (1)
Richard J. Braun	11,000	13%	$10.27	01/01/12	$71,065	$180,092
Kevin J. Wiersma	6,600	8%	$10.27	01/01/12	$42,639	$108,055
James A Schoonover	6,600	8%	$10.27	01/01/12	$42,639	$108,055
B. Mitchell Owens	6,600	8%	$10.27	01/01/12	$42,639	$108,055
Susan E. Puskas	4,400	5%	$10.27	01/01/12	$28,426	$72,037

(1)
The potential realizable value of the options reported above was calculated by assuming 5% and 10% annual rates of appreciation of the common stock of the Company from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the common stock of the Company. The Company chose not to report the present value of the options, which is an alternative under Securities and Exchange Commission rules, because the Company does not believe any formula will determine with reasonable accuracy a present value based on unknown or volatile factors. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of the common stock during the option period and the timing of exercise of the options.

Stock Options Exercised During Fiscal Year and Year-End Values of Unexercised Options

        The following table sets forth information about the stock options held by the Named Executive Officers of the Company at December 31, 2002.

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at FY-End Exercisable/Unexercisable	Value of Unexercised In-the Money Options at FY-End Exercisable/Unexercisable(1)
Richard J. Braun	—	—	188,503/22,637	$444,217/$2,324
Kevin J. Wiersma	—	—	46,661/14,329	$72,617/$1,487
James A. Schoonover	—	—	47,510/13,478	$68,472/$1,487
B. Mitchell Owens	—	—	48,801/14,329	$72,617/$1,487
Susan E. Puskas	—	—	11,425/7,337	$2,329/$868

(1)
The closing price of the Common Stock of the Company at December 31, 2002 was $6.61 per share.

Long-Term Incentive Plans and Pension Plans

        The Company does not contribute to any Long-Term Incentive Plan or Pension Plan for its executive officers as those terms are defined in the rules of the Securities and Exchange Commission. The Company relies on its stock option and restricted stock plans to provide long-term incentives for executive officers. The Company has three stock option plans: a 1983 Stock Option Plan for employees which expired on June 23, 1993; the Restated Equity Compensation Plan which was originally adopted by the shareholders of the annual meeting in 1993 to replace the 1983 Incentive Stock Option Plan and was restated and adopted by the Board of Directors on May 10, 2000; and a 1991 Non-Employee Director's Plan for members of the Board of Directors who are not employees of the Company. In addition, the Company has granted separately to various existing and former executive employees, including Mr. Braun, non-qualified options to purchase shares of the Company's Common Stock.

Compensation of Directors

        All directors who are not employees of the Company receive $500 per month for their service as a director. Non employee directors also receive a grant of stock options and/or restricted stock in the amount of 5,000 shares upon first joining the Board, and 2,500 annually thereafter. All directors are reimbursed for expenses incurred in attending board of directors' meetings and for expenses incurred on Company related business.

Employment Contracts

        Richard J. Braun, Chairman of the Board of Directors, President, and Chief Executive Officer, has an employment agreement with the Company dated January 1, 2003. The initial term of the agreement is through December 31, 2003, and thereafter is renewed automatically for one-year terms unless otherwise terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $300,000, performance based bonus, fringe benefits and grants of restricted stock. The agreement also provides for a Severance Award equal to base salary, health insurance and targeted bonus plan payments for twelve (12) months The Severance Award is payable following termination by the Company other than for cause. Termination related to a Change in Control provides for a Severance Award payable for (24) months.

        The employment agreement contains a covenant not to compete whereby for a period of twelve (12) months after the termination of employment with the Company, the employee agrees that they will not, directly or indirectly, either (a) have any interest in (b) enter the employment of, (c) act as agent, broker, or distributor for or advisor or consultant to, or (d) provide information useful in conducting the business of the Company to solicit customers or employees on behalf of the Company to any person, firm, corporation or business entity which is engaged, or which employee reasonably knows is undertaking to become engaged, in the United States in the business of the Company.

        The Company has entered into severance agreements with Kevin J. Wiersma, James A. Schoonover and B. Mitchell Owens, at various times in 2000, as each individual was appointed to the position of Vice President. The initial term of the severance agreement is one year and each shall automatically be extended for one additional year unless, not later than July 1 of the preceding year, either the Company or the individual provides written notice to the other party or unless the agreement is otherwise terminated due to death, permanent disability, or for "cause." If during the term of the severance agreement, the Company terminates the employment of the individual other than for "cause," the individual shall be entitled to a severance award. The severance award consists of payment of an amount equal to the individual's then current base salary plus certain health benefits over the course of the twelve-month period following the date of the individual's termination.

        The severance agreements for Mr. Wiersma, Mr. Schoonover and Mr. Owens contain a covenant not to compete whereby the individual agrees that during the twelve (12) month period following the

Date of Termination during which the individual receives severance payments, the individual will not directly or indirectly own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business providing or delivering products or services which compete with the business, products or services of the Company or its affiliates, in the geographic markets in which the Company operates.

        In 2002, the Company awarded discretionary cash bonuses to the Named Executive Officers of the Company in the amounts shown in the Summary Compensation Table.

Compensation Committee and Decision Making

        The compensation of executive officers of the Company for 2002 was determined by the Compensation Committee, which is currently comprised of Robert Rudell (Chairman), Robert Marzec, and Brian Johnson. Two meetings were held in 2002. In 2002 a comprehensive review of total executive compensation was undertaken with assistance of an independent consultant engaged by the compensation committee.

Report of the Compensation Committee on Executive Compensation

In General

Philosophy

  •
  MEDTOX Scientific, Inc. will strive to provide total compensation (salary+bonus+long term incentive) levels which are internally equitable and which are competitive with the levels reported for similar positions in local and national marketplaces. Competitive total compensation for target levels of performance will be in the 50th to 75th percentile of local and national compensation levels. MEDTOX will promote and effectuate the concept for rewarding key executives for productive performance as measured against predetermined objectives.

        The Committee has three primary goals for executive compensation at the Company:

  •
  Retaining good performers,

  •
  Rewarding executives appropriately for annual performance, and

  •
  Aligning executives' long-term interests with those of stockholders.

        Currently, executive pay consists of three elements that are designed to meet those objectives:

  •
  Base salary is paid based primarily on job responsibilities and industry job comparison. The Committee believes that base salaries at approximately the 50th percentile of industry averages are essential to retaining good performers.

  •
  Equity compensation in the form of options, restricted stock or performance shares which allow executives to benefit when the market price of the Company's stock increases over a multi-year period.

  •
  Annual bonuses to be paid upon the attainment of certain annual objectives.

        Following is additional information regarding each of the above elements.

Base Salary

        Base salary increases for executive officers have been modest and consistent with industry norms, job performance and increases in responsibility. Our stated objective is to have base salaries at or near the midpoint of similar industry specific or market based positions.

Bonus

        Bonuses were paid in 2002 to members of the executive management team and certain other key employees.

Stock Options

        In 2002, the Named Executive Officers received incentive stock options to purchase a total of 35,200 shares of common stock. The number of options granted to the executive officers represented 33% of the total options granted to all employees in 2002.

Restricted Stock

        In 2002, the Named Executive Officers received restricted stock awards totaling 76,491 shares. The number of restricted stock awards granted to the Named Executive Officers represented 84% of the total restricted stock awards granted to all employees in 2002.

Summary

        Currently, the Company's executive compensation program rewards the following elements of performance.

  •
  Individual performance is rewarded through appropriate base salary and continued employment with the Company.

  •
  Stock price performance is rewarded through increases in the value of stock options or restricted stock awards.

  •
  Financial performance of the Company is rewarded through payments of bonuses upon the attainment of financial goals set annually by the independent directors.

        Benefits also are offered to officers that are not based on performance. Such benefits provide a safety net of protection in the event of illness, disability, death, retirement, etc. Such a safety net is provided to all full time employees of the Company.

        The Committee believes that the current program has been effective in rewarding executives appropriately for performance, retaining good performers, and aligning executives' interests with those of stockholders. While the Committee is satisfied with the current compensation system, it reserves the right to make changes to the program as are necessary to continue to meet its stated goals in future years.

Chief Executive Officer Pay

        Amounts earned during 2002 by the Chief Executive Officer, Richard J. Braun, are shown in the Summary Compensation Table. Achievements by the Company which were deemed material to the Chief Executive Officer's compensation include record total revenue, record total revenue within the Diagnostic segment of the Company, and positive operating earnings performance. For the year ended December 31, 2002, the Compensation Committee used, in its deliberations on executive compensation, these criteria and other accomplishments.

Submitted by the Compensation Committee of the Company's Board of Directors

Robert A. Rudell
Robert J. Marzec
Brain P. Johnson

Performance Graph

        The graph shown below is a line presentation comparing the Company's cumulative five-year shareholder returns on an indexed basis with the S&P 500 Index and the S&P Health Care Index for the five-year period commencing on December 31, 1997 and ending on December 31, 2002. The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1997.

Comparative Five-Year Total Returns*
MEDTOX Scientific, Inc., S&P 500, S&P Health Care
(Performance through 12/31/2002)

Assumes $100 invested at the close of trading on the last day preceding the first day of the fifth preceding fiscal year in MEDTOX common stock, S&P 500 Index, and S&P Health Care Index.

*Cumulative total return assumes reinvestment of dividends.                        Source: Russell/Mellon Analytical Services

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Private Placement of Subordinated Debt:

        In October and November 2001, the Company received approximately $1.05 million from private placements of subordinated debt. Of this amount, $290,000 was received from an officer and two directors of the Company.

Lease Agreements with Dr. Samuel C. Powell:

        In March 2001, the Company entered into a 10-year lease of the Burlington, North Carolina production facility for an annual base rent of $197,000, exclusive of operating expenses. This facility has always been owned and leased to the Company by a Dr. Powell. In addition, under the lease the Company will have up to $600,000 to spend on tenant improvements of the building, which will then be amortized over the 10-year life of the lease as additional rent at an assumed annual interest rate of 9.5%. The Company believes it is renting this facility in Burlington on terms as favorable as those available from third parties for equivalent premises.

        In February 2003, the Company entered into a month-to-month lease with Mr. Powell for a warehousing and distribution facility in Burlington, North Carolina. The monthly base rent for the facility is $9,400, exclusive of operating expenses. It is the intent that the month-to-month lease shall be converted to a long-term lease within the next several months. The Company believes it is renting this facility on terms as favorable as those available from third parties for equivalent premises.

Employment Contract with Dr. Harry G. McCoy:

        In October 2000, Dr. McCoy was replaced as Chairman and President of the Company but continued to receive payments as an employee under an employment agreement with the Company. At that time, the Company recorded $600,000 as the estimated amount payable to Dr. McCoy under the employment agreement. The Company and Dr. McCoy disputed the effect of the termination of his employment with the Company. In September 2001, the Company entered into an agreement with Dr. McCoy resolving these issues. The parties agreed to a mutual release of claims. Dr. McCoy resigned his position on the Board of Directors and agreed to serve as an ongoing consultant to the Company. In exchange, the Company agreed to provide Dr. McCoy with a lump sum payment of $250,000, and an additional amount of $250,000 in restricted common stock. In exchange for McCoy's ongoing consulting relationship, he will receive $35,000 annually over the next five years. The Company also advanced Dr. McCoy $102,500 in cash, subject to a five-year promissory note, representing the amount necessary for Dr. McCoy to exercise his previously held options to 44,000 shares of the Company's common stock. Dr. McCoy repaid the promissory note in full in 2002.

INFORMATION REGARDING MEDTOX'S INDEPENDENT AUDITORS

        The Company's independent auditors, Deloitte & Touche LLP ("Deloitte & Touche") will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Audit Fees

        Audit Fees billed or expected to be billed to MEDTOX by Deloitte & Touche for the audit of MEDTOX's financial statements for the fiscal year ended December 31, 2002 and for reviews of MEDTOX's financial statements included in MEDTOX's quarterly reports on Form 10-Q for 2002 totaled $78,400.

Financial Information Systems Design and Implementation Fees

        No fees were billed or expected to be billed to MEDTOX by Deloitte & Touche for services provided during the last fiscal year for the design and implementation of financial information systems.

All Other Fees

        Fees billed or expected to be billed to MEDTOX by Deloitte & Touche for all other non-audit services, including tax-related and acquisition accounting services provided during 2002 totaled $114,300.

        As indicated in the audit committee report of the board of directors, the audit committee has considered whether the provision of the non-audit related services listed above is compatible with maintaining Deloitte & Touche's independence.

OTHER BUSINESS OF THE MEETING

        Management is not aware of any matters to come before the Annual Meeting other than those stated in the Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed Proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such Proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy Statement.

DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        Any proposal, relating to a proper subject, which a Stockholder may intend to present for action at the Company's Annual Meeting of Stockholders in 2004, and which such Stockholder may wish to have included in the Company's proxy materials for such meeting, in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act, must be received in proper form by the Company addressed to Mr. Richard J. Braun, Chief Executive Officer, and sent by registered mail, return receipt requested, and received at the Company's principal executive office at 402 West County Road D, St. Paul, Minnesota 55112, not later than December 18, 2003.

        Any proposal, relating to a proper subject, which a stockholder may wish to present for action at the Company's Annual Meeting of Stockholders in 2004, whether or not such Stockholder wishes to have such proposal included in the Company's proxy materials for such meeting, must, pursuant to the Company's By-laws, be the subject of a written notice delivered to the Company addressed to Mr. Richard J. Braun, Chief Executive Officer, and sent by registered mail, return receipt requested, and received at the Company's principal executive office at 402 West County Road D, St. Paul, Minnesota 55112, not less than 60 days or more than 90 days prior to the Annual Meeting date in 2004.

                      By order of the Board of Directors,

                      /s/ RICHARD J. BRAUN
                       Chairman of the Board, President and
                      Chief Executive Officer

St. Paul, Minnesota
April 17, 2003

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THE PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, MEDTOX SCIENTIFIC, INC., 402 WEST COUNTY ROAD D, ST. PAUL, MINNESOTA 55112.

AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Offices located at 75 Park Place, New York, New York 10007, and the John C. Kluczynski Federal Building, 230 South Dearborn Street, Chicago, Illinois 60604. Copies of such material can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 upon request and payment of the prescribed fees. The Commission maintains a web site that contains reports, proxy and information statements, and other information regarding issues that are filed electronically with the Commission. The address of the web site is http://www.sec.gov.

        The Company's Common Stock is listed on the American Stock Exchange (the "AMEX"), and reports, proxy statements and other information filed by the Company can be inspected at such exchange.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The following documents, each of which was previously filed by the Company with the Commission pursuant to Section 13 of the Exchange Act, are incorporated herein by reference:

  a)
  The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

        All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Annual Meeting of Shareholders to which this Proxy Statement relates shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein or in any accompanying Proxy Statement Supplement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

        The Company will provide without charge to each person to whom a Proxy Statement is delivered upon written or oral request of each person, a copy of any documents incorporated herein by reference (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into the documents that this Proxy Statement incorporates). Requests for such copies should be directed to MEDTOX Scientific, Inc., Attention: Secretary, 402 West County Road D, St. Paul, Minnesota 55112, (651) 636-7466.

Appendix A

MEDTOX Scientific, Inc.
Audit Committee Report

        In accordance with its written charter adopted by the Board of Directors ("Board") and as revised on March 10, 2003, which is included in Appendix B, the Audit Committee ("Committee") of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year ended December 31, 2002, the Committee Chair discussed the interim financial information contained in each quarterly earnings announcement with Company management and independent auditors prior to each public release.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors, Deloitte & Touche LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee reviewed, with the independent auditors and management, the audit plan, audit scope, and identification of audit risks.

        The Committee reviewed the audited financial statements of the Company as of and for the year ending December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. The Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its annual report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Date: March 10, 2003

/s/ Robert Marzec Committee Chair
/s/ Robert Rudell Committee Member
/s/ Brian Johnson Committee Member

Appendix B

MEDTOX Scientific, Inc.
MEDTOX AUDIT COMMITTEE CHARTER

Organization

        There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three directors, all of whom are all independent of the management of the corporation (as defined by the applicable regulations of the exchange on which the Company's stock is traded) and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All members of the audit committee shall be able to read and understand financial statements, and at least one member shall have accounting or financial management expertise.

Statement of Policy

  •
  The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation and to ensure that the independent auditors are accountable to both the audit committee and to the board of directors.

Responsibilities

        In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the audit committee will:

  •
  The committee shall be directly responsible for the appointment and termination, compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management of the auditors regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decision of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

  •
  Oversee the independence of the outside auditors, which shall include, obtaining from the outside auditors a formal written statement delineating all relationships between the auditors and the company and actively engaging the auditors in a discussion as to any disclosed activities that may impact the objectivity or independence of the auditors. The audit committee will obtain annually a written statement from the independent auditors delineating all relationships between the Company and the independent auditors. When necessary the committee shall make recommendations to ensure the auditors independence.

  •
  Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors and the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payment, transactions, or procedures that might be deemed illegal or otherwise improper.

  •
  Discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

  •
  Discuss with the independent auditors critical accounting policies and practices used by the Company, the treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors.

  •
  Review the financial statements contained in the quarterly report on Form 10-Q and in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  •
  Provide the report for the Company's annual proxy statement required by regulations of the Security and Exchange Commission respecting the activities of audit committee and whether the Committee recommends inclusion of the Company's audited financial statements in the annual report to be filed with the Commission.

  •
  Provide sufficient opportunity for the independent auditors to communicate directly with the audit committee and to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independents auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Review accounting and financial human resources and succession planning within the company.

  •
  Review with the full board of directors any material matters discussed or acted upon by the audit committee during its regular meetings.

  •
  Investigate any matter brought to its attention within the scope of its duties. The audit committee shall have the authority to retain special legal, accounting or other consultants to advise the committee. The audit committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

  •
  Maintain procedures for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal control, or auditing matters, and the confidential, anonymous submissions by employees of the company regarding questionable accounting or auditing matters.

  •
  Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies

  •
  Review at least annually the adequacy of its charter and where necessary make recommendations to the full board of directors for modification of such charter.

        The function of the audit committee is oversight. While the audit committee has responsibility and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. It is also the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations.

MEDTOX SCIENTIFIC, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2003

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned stockholder of MEDTOX Scientific, Inc. (the "Company") hereby appoints Richard J. Braun and Kevin J. Wiersma, and each or either one of them, the true and lawful attorneys, agents, and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of MEDTOX Scientific, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Courtyard Marriott, located at 225 Third Avenue South, Minneapolis, Minnesota on or about Thursday, May 22, 2003, at 3:30 P.M., Central Time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, for the following purposes:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDTOX SCIENTIFIC, INC.

May 22, 2003

 Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 \/    Please detach and mail in the envelope provided.    \/

 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:		2.	Considering and acting upon any other matters which may properly come before the meeting or any adjournment thereof.
NOMINEES:
☐	FOR ALL NOMINEES	( ) Samuel C. Powell ( ) Robert A. Rudell	This Proxy will be voted for the choices specified. If no choice is specified with respect to the election of Directors, this Proxy will be voted FOR the election of the Directors listed.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 17, 2003.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Please check box if you intend to attend the meeting in person. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

OUTSTANDING VOTING STOCK
VOTE AND QUORUM REQUIREMENTS
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
Compliance with Section 16(a) of the Securities Exchange Act of 1934
Committees and Board Meetings
Audit Committee Report
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Equity Compensation Plan Information
Stock Options Granted During Fiscal Year
OPTION GRANTS IN LAST FISCAL YEAR
Stock Options Exercised During Fiscal Year and Year-End Values of Unexercised Options
Long-Term Incentive Plans and Pension Plans
Compensation of Directors
Employment Contracts
Summary
Chief Executive Officer Pay
Performance Graph
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INFORMATION REGARDING MEDTOX'S INDEPENDENT AUDITORS
OTHER BUSINESS OF THE MEETING
DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
MEDTOX Scientific, Inc. Audit Committee Report
MEDTOX Scientific, Inc. MEDTOX AUDIT COMMITTEE CHARTER